Exhibit 99.1



                     Pinecrest Services, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

I, April Marino, Principal Executive and Financial Officer of Pinecrest Services, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the annual report on Form 10-KSB of the Company for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: March 25, 2003
                            /s/ April Marino
                            _________________________________________
                            April Marino
                            Principal Executive and Financial Officer